Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Jianquan Li, the Chief Executive Officer of WINNER MEDICAL GROUP INC. (the “Company”), DO HEREBY CERTIFY that:

1. The Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this 14th day of May 2007.

/s/ Jianquan Li
Jianquan Li
Chief Executive Officer (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Winner Medical Group Inc. and will be retained by Winner Medical Group Inc. and furnished to the Securities and Exchange Commission or its staff upon request.